INTERMEDIATE BOND FUND OF AMERICA

                                    Part B
                       Statement of Additional Information

                                NOVEMBER 1, 1998
                           as amended August 1, 1999

 This document is not a prospectus but should be read in conjunction with the current prospectus dated November 1, 1998 of Intermediate Bond Fund of America (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        Intermediate Bond Fund of America
                              Attention:  Secretary
                              333 South Hope Street
                              Los Angeles, CA  90071
                                   (213) 486-9200

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                               Table of Contents

Item                                                           Page No



Certain Investment Limitations                                  2

Description of Securities and Investment Techniques             2

Investment Restrictions                                         7

Fund Organization                                               9

Fund Officers and Trustees                                     10

Management                                                     13

Dividends, Distributions and Federal Taxes                     16

Purchase of Shares                                             19

Selling Shares                                                 25

Shareholder Account Services and Privileges                    27

Execution of Portfolio Transactions                            29

General Information                                            29

Investment Results and Related Statistics                      31

Appendix                                                       35

Financial Statements                                           Attached


                         CERTAIN INVESTMENT LIMITATIONS

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES
- The fund will invest at least 65% of its assets in bonds.

- All of the fund's assets will be invested in securities rated A or better or unrated but determined to be of equivalent quality.

MATURITY

- The fund's average effective maturity will be no longer than five years.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

 The descriptions below are intended to supplement the material in the Prospectus under the "Risk/Return Summary" and "Investment Objective, Strategies and Risks."

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

 Principal is paid back monthly by the borrower over the term of the loan. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately 9 and 12 years.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS -- The Federal National Mortgage Association (FNMA), a privately-owned corporate instrumentality of the U.S. Government, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government.

 The Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government.

 FNMA and FHLMC securities are considered by the fund to be "U.S. Government securities" for the purpose of the fund's fundamental investment restriction stating that the fund may not purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer.

 As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

OTHER MORTGAGE-RELATED SECURITIES -- The fund may invest in mortgage-related securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities). These securities include mortgage pass-through certificates, collateralized mortgage obligations (including real estate mortgage investment conduits as authorized under the Internal Revenue Code of 1986) (CMOs) or mortgage-backed bonds. Each class of bonds in a CMO series may have a different effective maturity, bear a different coupon, and have a different priority in receiving payments. All principal payments, both regular principal payments as well as any prepayment of principal, are passed through to the holders of the various CMO classes dependent on the characteristics of each class. In some cases, all payments are passed through first to the holders of the class with the shortest stated maturity until it is completely retired. Thereafter, principal payments are passed through to the next class of bonds in the series, until all the classes have been paid off. In other cases, payments are passed through to holders of whichever class first has the shortest effective maturity at the time payments are made. As a result, an acceleration in the rate of prepayments that may be associated with declining interest rates shortens the expected life of each class. The impact of an acceleration in prepayments affects the expected life of each class differently depending on the unique characteristics of that class. In the case of some CMO series, each class may receive a differing proportion of the monthly interest and principal repayments on the underlying collateral. In these series the classes would be more affected by an acceleration (or slowing) in the rate of prepayments than CMOs which share principal and interest proportionally.

 Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

OTHER ASSET-BACKED SECURITIES -- The fund may invest in securities backed by loans or accounts receivable originated by banks, credit card companies, or other providers of credit. Generally, the originator of the loan or accounts receivable sells it to a specially created trust, which repackages it as securities with a term of five years or less. Examples of these types of securities include trade and automobile receivables, and credit card, home improvement, home equity and commercial mortgage backed loans. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders generally have no recourse against the originator of the loans. Holders of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the trust with respect to the underlying loans.

To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support provided through guarantees, insurance policies or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. Such credit support typically covers only a portion of the par value until exhausted. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities. In addition, the amount and quality of any credit support provided to the securities and the degree to which the issuer is insulated from the credit risk of the originator or any other affiliated entities are factors in determining credit quality.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

 Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

OTHER SECURITIES -- While the fund may not make direct purchases of common stocks, the fund may purchase convertible securities and debt securities that are issued as a unit together with common stock, or other equity interests, provided that these securities meet the fund's maturity and quality standards at the time of purchase.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in the value of the security beginning on the date of the agreement . When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets , the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which are the sale of mortgage-backed or other securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in
Section 2(a)(23) of the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS -- The fund may enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will maintain in a segregated account with its custodian liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the fund; accordingly, the fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

INVESTING IN VARIOUS COUNTRIES -- The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

 Additional costs could be incurred in connection with the fund's activities outside the U.S. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CASH AND CASH EQUIVALENTS -- Subject to the requirement that it maintain at least 65% of its assets in bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include: (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits); bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable
obligation to pay at maturity);   (3) savings association obligations
(certificates of deposit issued by mutual savings banks or savings and loan associations); and (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less.

PORTFOLIO TRADING -- The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described in the Prospectus under " Securities and Investment Techniques" and above.

LOANS OF PORTFOLIO SECURITIES -- Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.
The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.

VARIABLE RATE OBLIGATIONS -- The fund may invest in securities with interest rates that are not fixed but fluctuate based upon changes in market rates or designated indexes. Variable rate obligations have interest rates that are adjusted at designated intervals, and interest rates on floating rate obligations are adjusted whenever there are exchanges in the indexes or market rates on which their interest rates are based. In some cases the fund has the ability to demand payment from the dealer or issuer at par plus accrued interest on short notice (seven days or less). The effective maturity of a floating or variable rate obligation is deemed to be the longer of (i) the notice period required before the fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not sold or redeemed by the fund through the demand feature, these obligations would mature on a specified date which may range up to 30 years or more from the date of issuance.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly subject to maintaining, under normal market conditions, an average effective maturity no longer than 5 years. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective, the Investment Adviser will increase the Fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last five years.

                            INVESTMENT RESTRICTIONS

 The fund has adopted certain investment restrictions which may not be changed as to the fund without a majority vote of the fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition [or encumbrance of securities or assets of, or borrowings] by the fund. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities")) if, immediately after and as a result of such investment, more than 5% of the value of the fund's total assets would be invested in securities of the issuer;

  2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. Government securities;

  3. Invest in companies for the purpose of exercising control or management;

  4. Knowingly purchase securities of other managed investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  5. Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

  6. Acquire securities subject to contractual restrictions preventing their ready disposition or enter into repurchase agreements or purchase time deposits maturing in more than seven days if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 10% of the value of the fund's total assets;

  7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

  8. Make loans, except that this does not prevent the fund from purchasing marketable debt securities and entering into repurchase agreements or making loans of portfolio securities;

  9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

 11. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

 12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

 13. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 14. Invest in interests in oil, gas, or other mineral exploration or development programs;

 15. Invest more than 5% of its total assets in warrants which are unattached to securities;

 16. Write, purchase or sell puts, calls or combinations thereof;

 17. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

 A further investment policy of the fund, which may be changed by action of the Board of Trustees without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer. With respect to Investment Restriction #15, investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the fund's net assets, with no more than 2% being unlisted on the New York or American Stock Exchanges. (Warrants acquired by the fund in units or attached to securities may be deemed to be without value.)

 Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.

                               FUND ORGANIZATION

 The fund is an open-end, diversified management investment company. It was organized as a Massachusetts business trust on December 7, 1987.

 All fund operations are supervised by the fund's board of trustees. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                           FUND OFFICERS AND TRUSTEES
                       Trustees and Trustee Compensation

NAME,                            POSITION          PRINCIPAL                 AGGREGATE           TOTAL                TOTAL
ADDRESS                          WITH              OCCUPATION(S)             COMPENSATION        COMPENSATION         NUMBER
AND AGE                          REGISTRANT        DURING PAST 5 YEARS       (INCLUDING          (INCLUDING           OF FUND
                                                                             VOLUNTARILY         VOLUNTARILY          BOARDS ON
                                                                             DEFERRED            DEFERRED             WHICH
                                                                             COMPENSATION        COMPENSATION         TRUSTEE
                                                                             /1/) FROM THE       /1/) FROM ALL        SERVES
                                                                             FUND DURING         FUNDS MANAGED        /2/
                                                                             FISCAL YEAR         BY CAPITAL
                                                                             ENDED AUGUST        RESEARCH AND
                                                                             31, 1998            MANAGEMENT
                                                                                                 COMPANY OR ITS
                                                                                                 AFFILIATES /2/
                                                                                                 FOR THE YEAR
                                                                                                 ENDED AUGUST
                                                                                                 31, 1998

H. Frederick Christie                              Private Investor.         $4,211/3/           $171,100
Age: 65                          Trustee           Former President                                                   19
P.O. Box 144                                       and Chief Executive
Palos Verdes Estates, CA                           Officer, The
90274                                              Mission Group (non-
                                                   utility holding
                                                   company, subsidiary
                                                   of Southern
                                                   California Edison
                                                   Company)

+ Don R. Conlan                  Trustee           President                 none/4/             none/4/              12
Age: 62                                            (retired), The
1630 Milan Avenue                                  Capital Group
South Pasadena, CA 91030                           Companies, Inc.

Diane C. Creel                                     CEO and President,        $3,900/3/           $44,650
Age: 49                          Trustee           The Earth                                                          12
100 W. Broadway                                    Technology
Suite 5000                                         Corporation
Long Beach, CA 90802                               (international
                                                   consulting
                                                   engineering)

Martin Fenton, Jr.               Trustee           Chairman, Senior          $4,625/3/           $121,084
Age: 63                                            Resource Group                                                     15
4660 La Jolla Village                              (management of
Drive                                              senior living
Suite 725                                          centers)
San Diego, CA  92122

Leonard R. Fuller                Trustee           President, Fuller          $4,26              $51,850
Age: 52                                            Consulting                7/3/                                     12
4337 Marina City Drive                             (financial
Suite 841 ETN                                      management
Marina del Rey, CA 90292                           consulting firm)

+* Abner D. Goldstine                              Senior Vice                none/               none/4/
Age: 68                          President,        President and             4/                                       12
                                 PEO and           Trustee, Capital
                                 Trustee           Research and
                                                   Management Company

+** Paul G. Haaga, Jr.                             Executive Vice             none/               none/4/
Age: 49                          Chairman of       President and             4/                                       14
                                 the Board         Trustee, Capital
                                                   Research and
                                                   Management Company

Herbert Hoover III               Trustee           Private Investor          $4,043              $65,084
Age: 70                                                                                                               13
1520 Circle Drive
San Marino, CA 91108

Richard G. Newman                Trustee           Chairman, President       $4,654 /3/          $102,650
Age: 63                                            and CEO, AECOM                                                     13
3250 Wilshire Boulevard                            Technology
Los Angeles, CA 90010-                             Corporation
1599                                               (architectural
                                                   engineering)



+ Trustees who are considered "interested persons of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as
follows:   H. Frederick Christie ($8,436), Diane C. Creel ($1,104), Martin
Fenton, Jr. ($10,874), Leonard R. Fuller ($5,591) and Richard G. Newman ($24,605). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                OFFICERS
(with their principal occupations during the past five years)#

NAME AND ADDRESS            AGE      POSITION(S)      PRINCIPAL
                                     HELD WITH        OCCUPATION(S) DURING
                                     THE FUND         PAST 5 YEARS

John Smet                   42       Executive        Vice President,
11100 Santa Monica                   Vice             Capital Research and
Blvd.                                President        Management Company
Los Angeles, CA 90025

Michael J. Downer           43       Vice             Senior Vice President
333 South Hope Street                President        - Fund Business
Los Angeles, CA 90071                                 Management Group,
                                                      Capital Research and
                                                      Management Company

Julie F. Williams           50       Secretary        Vice President - Fund
333 South Hope Street                                 Business Management
Los Angeles, CA 90071                                 Group, Capital
                                                      Research and
                                                      Management Company

Anthony W. Hynes, Jr.       35       Treasurer        Vice President - Fund
135 South State                                       Business Management
College Blvd.                                         Group, Capital
Brea, CA 92821                                        Research and
                                                      Management Company

Kimberly S. Verdick         33       Assistant        Assistant Vice
333 South Hope Street                Secretary        President - Fund
Los Angeles, CA 90071                                 Business Management
                                                      Group, Capital
                                                      Research and
                                                      Management Company

Todd L. Miller              39       Assistant        Assistant Vice
135 South State                      Treasurer        President - Fund
College Blvd.                                         Business Management
Brea, CA 92821                                        Group, Capital
                                                      Research and
                                                      Management Company


# Positions within the organizations listed may have changed during this period

 No compensation is paid by the fund to any officer or Trustee who is a trustee or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.
As of October 1, 1998, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 24, 1999, unless sooner terminated, and may be renewed from year to year thereafter provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such part, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund of its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, plus 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, plus 0.18% on average net assets in excess of $1 billion but not exceeding $3 billion, plus 0.16% on average net assets in excess of $3 billion, plus 3% of the first $40 million of annual gross income, plus 2.5% of annual gross investment income in excess of $40 million but not exceeding $100 million, plus 2% of annual gross investment income in excess of $100 million. Assuming net assets of $1.4 billion and gross investment income levels of 6%, 7%, 8%, 9% and 10%, management fees would be 0.37%, 0.39%, 0.42%, 0.44% and 0.46%, respectively.

 During the fiscal years ended August 31, 1998, 1997, and 1996, the Investment Adviser's total fees amounted to $5,328,000, $5,535,000, and $5,990,000, respectively.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, printing and preparation of registration statements, taxes and compensation and expenses of Trustees who are not affiliated with the Investment Adviser.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1998 amounted to $1,328,000 after allowance of $5,443,000 to dealers. During the fiscal year ended August 31, 1997 and 1996, the Principal Underwriter retained $5,507,000 and $1,785,683, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the
vote of a majority of the outstanding voting securities of the fund.   The
officers and Trustees who are "interested persons" of the fund due to present affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund is committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Trustees.

 Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k) plan with 100 or more eligible employees, or a community foundation).

 Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fund's fiscal year ended August 31, 1998, such expenses were $4,067,000 under the Plan as compensation to dealers. As of August 31, 1998 accrued and unpaid distribution expenses were $731,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses), it will be taxed only on that portion of the investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain income and (ii) any amount on which the Fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would be, in effect, a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

 Dividends and distributions generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 The fund may be required to pay withholding and other taxes imposed by countries outside the U.S. which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are extremely limited.

 As of the date of this statement of additional information, the maximum stated individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate generally applicable to net capital gain on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 in a taxable year will be required to pay an additional amount of tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD                   INITIAL INVESTMENT                       ADDITIONAL INVESTMENTS

                         See "Investment Minimums and Fund        $50 minimum (except where a lower
                         Numbers" for initial investment          minimum is noted under "Investment
                         minimums.                                Minimums and Fund Numbers").

By contacting your       Visit any investment dealer who          Mail directly to your investment
investment dealer        is registered in the state where         dealer's address printed on your
                         the purchase is made and who has         account statement.
                         a sales agreement with American
                         Funds Distributors.

By mail                  Make your check payable to the           Fill out the account additions form
                         fund and mail to the address             at the bottom of a recent account
                         indicated on the account                 statement, make your check payable
                         application.  Please indicate an         to the fund, write your account
                         investment dealer on the account         number on your check, and mail the
                         application.                             check and form in the envelope
                                                                  provided with your account
                                                                  statement.

By telephone             Please contact your investment           Complete the "Investments by Phone"
                         dealer to open account, then             section on the account application
                         follow the procedures for                or American FundsLink Authorization
                         additional investments.                  Form.  Once you establish the
                                                                  privilege, you, your financial
                                                                  advisor or any person with your
                                                                  account information can call
                                                                  American FundsLine(R) and make
                                                                  investments by telephone (subject
                                                                  to conditions noted in "Telephone
                                                                  and Computer Purchases, Redemptons
                                                                  and Exchanges" below).

By computer              Please contact your investment           Complete the American FundsLink
                         dealer to open account, then             Authorization Form.  Once you
                         follow the procedures for                establish the privilege, you,
                         additional investments.                  your financial advisor or any
                                                                  person with your account
                                                                  information may access American
                                                                  FundsLine(R) on the Internet and
                                                                  make investments by computer
                                                                  (subject to conditions noted in
                                                                  "Telephone and Computer
                                                                  Purchases, Redemptions and
                                                                  Exchanges" below).

By wire                  Call 800/421-0180 to obtain your         Your bank should wire your
                         account number(s), if necessary.         additional investments in the same
                         Please indicate an investment            manner as described under "Initial
                         dealer on the account.  Instruct         Investment."
                         your bank to
                         wire funds to:
                         Wells Fargo Bank
                         155 Fifth Street
                         Sixth Floor
                         San Francisco, CA 94106
                         (ABA #121000248)
                         For credit to the account of:
                         American Funds Service Company
                         a/c #4600-076178
                         (fund name)
                         (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

New World Fund(SM)                           1,000+                  36

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.

+Effective September 15, 1999.



 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and public offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms: The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments), any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company. This offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated closing price.

 The price you pay for fund shares, the offering price, is based on the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share of the fund is determined as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

  Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

  Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly, indirectly or through a unit investment trust to any person or entity, where, after the sale, such person or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                 SELLING SHARES

 Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:

  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address that has not been used with the account for at least 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that are eligible guarantor institutions.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(SM)) are limited to $50,000 per shareholder each day.

- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application).

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

 The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

 You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. . Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM)(see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) and American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTonet telephone or access the American FundsWebsite on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R) and American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem your shares if, through redemptions or otherwise, they have a value of less than the minimum initial investment amount required of new shareholders (determined, for this purpose only, as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions). We will give you prior notice of at least 60 days before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended August 31, 1998, 1997, and 1996, amounted to $1,197,000, $827,000, and $333,703, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $899,000 for the fiscal year ended August 31, 1998.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on August 31. It provides shareholders at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited annually by the Trust's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Trustees. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

 YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; ; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a trustee of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE -- AUGUST 31, 1998



Net asset value and redemption price per share

(Net assets divided by                            $13.56
shares outstanding)



Offering price per share (100/95.25 of per share   $14.24

net asset value, which
takes into account the

Fund's current
maximum sales charge)


SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The fund will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS - All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares. At such a meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees will
continue to hold office and may appoint successor Trustees.   The shares do not
have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code; however, the Trustees will not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the fund will continue indefinitely.

                   INVESTMENT RESULTS AND RELATED STATISTICS

 The fund's yield is 5.38% based on the 30-day (or one month) period ended August 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ - 1]

Where: a = dividends and interest earned during the period.

       b = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

 In addition, investments in premium bonds may affect the fund's distribution rate. A premium bond is bond which is purchased for more than its face value. Because of this, the bond usually pays a higher than market rate interest, but the value of the bond (which affects the net asset value of the fund) will be lower than its purchase price as it nears maturity. The SEC yield takes into account the long-term effects of premium bonds (I.E., for a premium bond, the income must be regularly reduced (amortized) by an amount that provides for the future decrease in value of the bond) whereas the distribution rate may not. Therefore, the distribution rates of bond funds that invest in premium bonds (and do not amortize) usually are higher than their SEC yields.

 Income from "roll" transactions (the sale of GNMA certificates or other securities together with a commitment, for which the fund receives a fee, to purchase similar securities at a future date) is recorded for accounting purposes as interest income ratably over the term of each roll and is included in net investment income for purposes of determining the fund's yield.

 As of August 31, 1998, the fund's total return over the past 12 months and average annual total returns over the past five-year and lifetime periods were 2.56%, 4.24% and 7.06%. The average annual total return ("T") will be computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/ = ERV. The fund's total return at net asset value over the past 12 months and average annual total return over the past five-year and lifetime periods at August 31, 1998 was 7.68%, 5.26% and 7.58%, respectively.

 In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one-, five- and ten-year periods after such periods have elapsed. In addition, the Fund will provide lifetime average total return figures.

EXPERIENCE OF INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns that the Standard and Poor's 500 Composite Stock Index in 124 of the 133 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

 The fund may also refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                      THE BENEFITS OF SYSTEMATIC INVESTING

Here's how much you would have if you
invested $2,000 a year in the fund:



2 years                    4 years                    Lifetime
(9/1/96-8/31/98)           (9/1/94-8/31/98)            (2/19/88-8/31/98)
$4,263                     $9,085                     $31,419


             SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had invested        Periods                 ... and taken all
 $10,000 in the fund        9/1-8/31              distributions in shares,
this many years ago...                            your investment would
  Number of Years                                 have been worth this
                                                  much at August 31, 1998
                                                           Value**

1                         1997 - 1998             $10,256

2                         1996 - 1998             11,060

3                         1995 - 1998             11,574

4                         1994 - 1998             12,533

5                         1993 - 1998              12,309

6                         1992 - 1998             13,536

7                         1991 - 1998             15,268

8                         1990 - 1998             17,052

9                         1989 - 1998             18,150

10                        1988 - 1998             19,784

Lifetime                  1988* - 1998            19,969


* From inception, 2/19/88 through 8/31/97.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
                         *   *   *   *   *   *   *   *
Illustration of a $10,000 investment in the Fund with dividends reinvested (For the lifetime of the Fund February 19, 1988 - August 31, 1998)

               COST OF SHARES                                   VALUE OF SHARES**

Fiscal         Annual       Dividends        Total          From            From               From           Total
Year End       Dividends    (cumulative)     Investment     Initial         Capital Gains      Dividends      Value
August 31                                    Cost           Investment      Reinvested         Reinvested

1988*          $  411       $  411           $10,411        $9,207          ---                $  406         $ 9,613

1989              885        1,296            11,296         9,187          ---                 1,291           10,478

1990            1,000        2,296            12,296         8,913          ---                 2,239           11,152

1991            1,029        3,325            13,325         9,127          ---                 3,333           12,460

1992            1,033        4,358            14,358         9,520          ---                 4,534           14,054

1993            1,022        5,380            15,380         9,760          ---                 5,692           15,452

1994            1,020        6,400            16,400         8,920           70                 6,184           15,174

1995            1,084        7,484            17,484         9,013           71                 7,355           16,439

1996            1,096        8,580            18,580         8,840           70                 8,289           17,199

1997            1,135        9,715            19,715         8,947           70                 9,528           18,545

1998            1,224       10,939            20,939         9,040           71                10,858           19,969


The dollar amount of capital gain distributions during the period was $75.
*  From inception on February 19, 1988.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc. rates "investment grade" long-term debt obligations issued by various entities from "Aaa" to "Baa." The two top ratings are as follows:

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

Standard & Poor's Corporation rates the investment grade long-term debt obligations of various entities in categories ranging from "AAA" to "BBB" according to quality. The two top ratings are as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
_____
SUBSEQUENT TO ITS PURCHASE BY THE FUND, THE RATING OF AN ISSUE OF SECURITIES MAY BE REDUCED BELOW THE CURRENT MINIMUM RATING REQUIRED FOR ITS PURCHASE, OR IN THE CASE OF AN UNRATED ISSUE OF SECURITIES, ITS CREDIT QUALITY MAY BECOME EQUIVALENT TO AN ISSUE OF SECURITIES RATED BELOW THAT REQUIRED FOR PURCHASE. NEITHER EVENT REQUIRES THE ELIMINATION OF SUCH AN OBLIGATION FROM THE FUND'S PORTFOLIO, BUT CAPITAL RESEARCH AND MANAGEMENT COMPANY WILL CONSIDER SUCH AN EVENT IN DETERMINING WHETHER THE FUND SHOULD CONTINUE TO HOLD SUCH AN OBLIGATION IN ITS PORTFOLIO.

Intermediate Bond Fund of America
Investment Portfolio August 31, 1998
Federal Agency Mortgage Obligations                                 29.99%
U.S. Treasury Securities                                            21.64%
Privately Originated Mortgage Obligations                           21.33%
Asset-Backed Obligations                                            12.38%
Corporate Bonds                                                      8.43%
Cash & Equivalents                                                   4.02%
Governments (Excluding U.S. Government)                              1.46%
Federal Agency Obligations--Non-Mortgage                             0.75%


Bonds & Notes                                                    Principal    Market   Percent
                                                                  Amount       Value    of Net
Industrial & Service -  1.87%                                      (000)      (000)     Assets

Oil Enterprises 6.239% 2008 (1)                                   $ 10,000     $ 10,026    .69%
PacifiCorp Australia, LLC 6.15% 2008 (1)                            10,000       10,183     .70
Sony Corp. 6.125% 2003                                               3,000        3,024     .21
Wal-Mart Stores 5.65% 2000                                           4,000        4,014     .27
                                                                          -----------------------
                                                                                27,247     1.19
                                                                          -----------------------
Transportation - 1.80%

Continental Airlines:
 6.41% 2007                                                          9,000        8,835
 7.75% 2016 (2014) (2),(3)                                           1,282        1,434     .71
Jet Equipment Trust, Series 1995-B, Class A, 7.63% 2015 (2012) (1    9,242       10,163     .70
USAir, Inc. 6.76% 2009 (2008) (2),(3)                                5,638        5,807     .39
                                                                          -----------------------
                                                                                26,239     1.80
                                                                          -----------------------
Utilities -  0.41%

Texas Utilities Co., Series A, 6.20% 2002                            6,000        6,027     .41
                                                                          -----------------------
Financial Services -  4.35%

ABN AMRO Bank NV 7.55% 2006                                         4,000        4,275      .29
Barclays North American Capital Corp. 9.75% 2021 (2001)(2)          7,230        8,158      .56
BBV International Finance (Cayman) 6.875% 2005                      7,200        7,369      .51
Beverly Finance Corp. 8.36% 2004(1)                                10,000       11,080      .76
Deutsche Bank Financial 6.70% 2006                                  4,000        4,054      .28
Dresdner Bank New York 6.625% 2005                                  4,000        4,041      .28
General Electric Capital Corp. 8.375% 2001                          1,500        1,591      .11
Ikon Capital Inc. 6.33% 2000                                        2,500        2,542      .17
Lend Lease (US) Finance Inc. 6.75% 2005                             5,000        5,115      .35
Margaretten Financial 6.75% 2000                                    7,450        7,619      .52
NationsBank Corp. 6.125% 2004                                       3,000        2,982      .20
Toyota Motor Credit Corp. 6.125% 2000                               2,495        2,527      .17
Union Bank of Switzerland 7.25% 2006                                2,000        2,118      .15
                                                                          -----------------------
                                                                                63,471     4.35
                                                                          -----------------------

Collateralized Mortgage Obligations
 (Privately Originated)(3) -  21.33%

Asset Backed Securities Investment Trust,
 Series 1997-D, 6.79% 2003 (1)                                     14,590       14,613     1.00
Asset Securitization Corp.,
 Series 1997-D5, Class A-PS1, interest only, 1.57% 2043 (4)       173,930       18,367     1.26
Bear Asset Trust Securities, Series 1997-1,
 Class A, 6.686% 2006(1)                                            9,802        9,824      .67
Blackrock Capital Finance LP, Series 1996-C2,
 Class A, 7.632% 2026 (1),(4)                                          16           16      .00
Chase Commercial Mortgage Securities Corp.:
 Series 1996-1, Class A1, 7.60% 2005                                1,887        2,026
 Series 1997-1, Class A1, 7.27% 2029                                3,781        3,952
 Series 1998-1, Class A1, 6.34% 2030                                6,893        7,044      .89
Chase Manhattan Bank, NA, Series 1993-I,
 Class 2A-5, 7.25% 2024                                             6,511        6,537      .45
CS First Boston Mortgage Securities Corp.,:
 Series 1995-AEW1, Class B, 7.182% 2027(4)                          7,200        7,200
 Series 1998-C1, Class A-1A, 6.26% 2040                             6,430        6,540      .94
Deutsche Mortgage & Asset Receiving Corp.,
 Series 1998-C1, Class A-1, 6.22% 2031                             13,705       13,888      .95
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006 (1)                         6,481        6,859
 Series 1995-CF2, Class A1B, 6.85% 2027 (1)                         5,000        5,215
 Series 1996-CF1, Class A1A, 7.28% 2028                             2,536        2,648     1.01
GMAC Commercial Mortgage Securities Inc.,
 Series 1996-C1, Class A2A, 6.79% 2028                             16,417       16,786     1.15
Iroquois Trust, Series 1997-2, Class A, 6.752% 2007 (1)             5,000        5,071      .35
J.P. Morgan Commercial Mortgage Finance Corp., pass-through
 certificates:
  Series 1995-C1, Class A-2, 7.463% 2010(4)                        18,155       18,407
  Series 1997-C4, Class A-1, 6.939% 2028                            1,609        1,646     1.37
Merrill Lynch Mortgage Investors Inc.:
 Series 1995-C2, Class A-1, 7.384% 2021(4)                          4,910        5,019
 Series 1995-C3, Class A-2, 6.822% 2025(4)                          5,180        5,356
 Series 1997-C1, Class A-1, 6.95% 2029 (4)                         13,218       13,676     1.66
Morgan Stanley Capital I Inc.:
 Series 1995-GA1, Class A-1, 7.00% 2002(1)                          3,355        3,381
 Series 1998-WF1, Class A-1, 6.25% 2007 (4)                        35,150       35,744
 Series 1998-WF2, Class A-1, 6.34% 2030 (4)                         6,931        7,081     3.17
Mortgage Capital Funding Inc.,
 Series 1998-MC1, Class A-1, 6.417% 2030                           12,742       13,022      .89
Nomura Asset Securities Corp.,
 Series 1998-D6, Class A-A1, 6.28% 2030 (4)                         9,730        9,721      .67
Paine Webber CMO, Series O, Class 5, 9.50% 2019                     3,889        4,258      .29
SMA Finance Co., Inc.,
 Series 1998-C1, Class A-1, 6.27% 2005 (1)                          4,922        4,988      .34
Structured Asset Securities Corp.:
 Series 1998-RF2, Class A, 8.582% 2022 (1),(4)                     18,584       20,314
 Series 1998-RF1, Class A, 8.709% 2027 (1),(4)                     20,104       22,062
 Series 1996-CFL, Class A1-C, 5.944% 2028 (4)                       2,086        2,079     3.05
Structured Assets Notes Transactions,
 Series 1996-A, Class A1, 7.156% 2003(1)                            6,169        6,263      .43
Westam Mortgage, Class 4-H, 8.95% 2018                             11,000       11,509      .79
                                                                          -----------------------
                                                                               311,112    21.33
                                                                          -----------------------

Asset-Backed Obligations(3) -  12.38%

Case Equipment Loan Trust, Series 1995-A,  7.30% 2002               1,070        1,076      .07
Chase Manhattan Credit Card Master Trust:
 Series 1996-4, Class A, 6.73% 2003                                 6,000        6,045
 Series 1997-5, Class A, 6.194% 2005                                5,500        5,613      .79
Equicredit Funding Trust, Series 1996-A,
 Class A2, 6.95% 2012                                               5,500        5,540      .38
FIRSTPLUS Home Loan Owner Trust:
 Series 1997-1, Class A-1, 6.28% 2004                               1,350        1,348
 Series 1997-1, Class A-3, 6.45% 2009                               3,900        3,914
 Series 1997-4, Class A-5, 6.62% 2015                               6,200        6,307
 Series 1997-3, Class M-1, 7.32% 2023                               4,000        4,219     1.08
FMAC Loan Receivables Trust, Series 1998-A, Class A, 6.69% 2020 (  22,000       22,268     1.53
GCC Home Equity Trust, asset-backed certificates,
 Series 1990-1, Class A, 10.00% 2005                                1,288        1,286      .09
Green Tree Financial Corp., pass-through certificates:
 Series 1998-2, Class A5, 6.24% 2016                                3,500        3,539
 Series 1993-3, Class A5, 5.75% 2018                                9,420        9,391
 Series 1995-9, Class A4, 6.45% 2027                                4,250        4,269
 Series 1996-8, Class A4, 7.00% 2027                                5,000        5,064
 Series 1996-10, Class A4, 6.42% 2028                               3,500        3,531
 Series 1996-10, Class A5, 6.83% 2028                              14,000       14,319
 Series 1997-6, Class A5, 6.68% 2029                                5,000        5,105
 Series 1997-6, Class A6, 6.90% 2029                                3,000        3,088     3.31
Green Tree Home Improvement Loan Trust:
 Series 1997-D, Class HIA1, 6.14% 2023                              1,392        1,392
 Series 1997-D, Class HIA3, 6.77% 2023                              5,000        5,074
 Series 1997-C, Class HIA2, 6.46% 2028                              1,750        1,759      .56
Merrill Lynch Mortgage Investors Inc.,
 Series 1992-B, Class A3, 8.30% 2012                                3,510        3,525      .24
The Money Store Home Equity Trust:
 Series 1996-B, Class A14, 7.35% 2012                               5,000        5,067
 Series 1994-D, Class A5, 8.925% 2022                               9,621       10,187     1.07
Nebhelp Trust, Student Loan Interest Margin Securities,
 Series 1998-1, Class A, 6.68% 2016 (1)                            20,000       20,330     1.39
Norwest Asset Securities Corp., Series 1998-8, Class A1, 6.50% 20   5,998        6,005      .41
Standard Credit Card Master Trust I, credit card
 participation certificates,
  Series 1991-6, Class A,  7.875% 2000                             21,250       21,323     1.46
                                                                          -----------------------
                                                                               180,584    12.38
                                                                          -----------------------
Governments (Excluding U.S. Government) &
Government Authorities -  1.46%

British Columbia Hydro & Power Authority 12.50% 2013 (1998)(2)      2,000        2,080      .14
Canadian Government 6.125% 2002                                     7,000        7,154      .49
Ontario (Province of) 7.75% 2002                                    8,000        8,540      .59
Victoria (Territory of) Public Authorities Finance Agency
 8.45% 2001                                                         3,500        3,794      .24
                                                                          -----------------------
                                                                                21,568     1.46
                                                                          -----------------------

Federal Agency Mortgage Pass-Through Obligations(3) -  26.10%

Fannie Mae:
 6.00% 2013-2028                                                   22,447       22,320
 6.167% 2033(4)                                                    13,481       13,557
 6.50% 2013-2028                                                   20,442       20,592
 7.00% 2008-2028                                                   24,735       25,204
 7.50% 2009-2028                                                   18,867       19,372
 8.00% 2002-2005                                                    1,171        1,189
 8.281% 2002(4)                                                     8,851        9,220
 8.50% 2008-2027                                                    9,985       10,444
 9.00% 2001-2022                                                    9,866       10,490
 9.50% 2009-2026                                                    7,047        7,524
 10.00% 2017-2025                                                  15,779       17,271
 10.50% 2004-2020                                                   1,172        1,293
 11.00% 2000-2020                                                   2,464        2,761
 12.00% 2015-2028                                                   6,466        7,615
 12.25% 2012-2013                                                   1,965        2,284
 12.50% 2028                                                        3,830        4,540
 13.00% 2015                                                        1,875        2,264
 15.00% 2028                                                        1,283        1,617    12.31
Freddie Mac:
 6.00% 2013                                                         5,152        5,147
 6.50% 2013                                                         1,939        1,964
 7.00% 2008                                                         2,860        2,931
 8.00% 2003-2017                                                    4,367        4,565
 8.50% 2008-2021                                                    5,827        6,093
 8.75% 2008-2009                                                      819          856
 9.50% 2010-2013                                                    1,345        1,415
 10.00% 2005-2019                                                  13,721       14,898
 11.00% 2018                                                           47           53
 12.00% 2016                                                          153          175
 12.50% 2015-2019                                                   1,105        1,297
 12.75% 2019                                                           36           42     2.70
Government National Mortgage Assn.:
 5.50% 2013                                                         2,723        2,679
 6.00% 2013-2028                                                   10,280       10,230
 6.875% 2016-2024(4)                                               18,217       18,568
 7.00% 2007-2028(4)                                                44,244       45,014
 7.50% 2028                                                        15,942       16,415
 8.00% 2023-2026                                                   15,067       15,630
 8.50% 2007-2023                                                   14,509       15,399
 9.00% 2008-2025                                                   10,657       11,418
 9.50% 2009-2021                                                   16,282       17,625
 9.75% 1999                                                             3            3
 10.00% 2019                                                        6,839        7,536
 10.25% 2012                                                          251          273
 10.50% 2019                                                           95          106
 11.00% 2010-2019                                                     260          296
 11.50% 2010-2013                                                     115          131
 12.50% 2010-2014                                                     351          409    11.09
                                                                          -----------------------
                                                                               380,725    26.10
                                                                          -----------------------

Federal Agency Collateralized Mortgage Obligations(3) - 3.89%

Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                 10,490       10,975
 Series 91-146, Class Z, 8.00% 2006                                 3,019        3,169
 Trust D2, 11.00% 2009                                              2,880        3,353
 Series 97-41, Class B, 7.25% 2014                                  7,967        7,984     3.43
 Series 88-16, Class B, 9.50% 2018                                    460          495
 Series 90-93, Class G, 5.50% 2020                                  2,420        2,414
 Series 91-78, Class PK, 8.50% 2020                                 5,113        5,209
 Series 90-21, Class Z, 9.00% 2020                                 15,322       16,414
Freddie Mac:
 Series 1539, Class PL, 6.50% 2008                                  2,000        2,070
 Series 83-B, Class 3, 12.50% 2013                                     99          112
 Series 1567, Class A, 6.088% 2023(4)                               1,996        1,926
 Series 2030, Class F, 6.141% 2028 (4)                              2,540        2,554      .46
                                                                          -----------------------
                                                                                56,675     3.89
                                                                          -----------------------

Federal Agency Obligations--Non-Mortgage -  0.75%

Freddie Mac Notes:
 5.75% 2008                                                        10,750       10,871      .75
                                                                          -----------------------

U.S. Treasury Obligations -  21.64%

9.125% May 1999                                                     8,250        8,473      .58
8.00% May 2001                                                      8,000        8,598      .59
13.375% August 2001                                                16,750       20,542     1.41
5.875% September 2002                                               7,500        7,727      .53
10.75% February 2003                                                5,000        6,127      .42
10.75% May 2003                                                    21,750       26,888     1.84
11.125% August 2003                                                12,500       15,801     1.08
7.25% May 2004                                                     62,706       69,486     4.76
7.25% August 2004                                                  19,750       21,975     1.51
7.875% November 2004                                               16,165       18,554     1.27
11.625% November 2004                                              40,900       54,991     3.77
7.50% February 2005                                                 4,250        4,813      .33
6.50% May 2005                                                      6,750        7,304      .50
5.625% February 2006                                                9,000        9,298      .64
3.375% January 2007 (5)                                            10,802       10,465      .72
6.25% February 2007                                                10,500       11,299      .77
6.125% August 2007                                                  6,480        6,939      .48
10.375% November 2009                                               5,000        6,355      .44
                                                                          -----------------------
                                                                               315,635    21.64
                                                                          -----------------------
TOTAL BONDS & NOTES (cost: $1,379,275,000)                                   1,400,154    95.98
                                                                          -----------------------

Short-Term Securities

Commercial Paper -  3.05%

AIG Funding Inc. 5.50% due 9/15/98                                 18,100       18,059     1.24
General Electric Capital Corp. 5.85% due 9/1/98                    16,500       16,497     1.13
SBC Communications Inc. 5.51% due 9/1/98 (1)                       10,000        9,999      .68
                                                                          -----------------------
TOTAL SHORT-TERM SECURITIES (cost: $44,555,000)                                 44,555     3.05
                                                                          -----------------------
TOTAL INVESTMENT SECURITIES (cost: $1,423,830,000)                           1,444,709    99.03

Excess of cash and receivables over payables                                    14,074      .97
                                                                          -----------------------
Net Assets                                                                  $1,458,783   100.00
                                                                          =======================

(1) Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to the public may require registration.

(2) Valued in the market on the basis of its effective maturity -- that is, the date at which the security is expected to be called or refunded by the issuer or the date at which the investor can put the security to the issuer for redemption. Effective maturity date is shown in parentheses.

(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturities are shorter than the stated maturities.

(4) Coupon rate may change periodically.

(5) Index-linked bond whose principal amount moves with a government retail price index.


See Notes to Financial Statements

Intermediate Bond Fund of America
Financial Statements
----------------------------------------      ----------------------
Statement of Assets and Liabilities
at August 31, 1998                            (dollars inthousands)
----------------------------------------      ----------------------
Assets:
Investment securities at market
 (cost:  $1,423,830)                                     $1,444,709
Cash                                                           199
Receivables for-
 Sales of investments                            $ 9,404
 Sales of fund's shares                           17,799
 Accrued interest                                 13,535    40,738
                                              ----------------------
                                                         1,485,646
Liabilities:
Payables for-
 Purchases of investments                         19,390
 Repurchases of fund's shares                      4,040
 Dividends payable                                 2,257
 Management services                                 380
 Accrued expenses                                    796    26,863
                                              ----------------------
Net Assets at August 31, 1998 -
Equivalent to $13.56 per share on 107,598,289 shares
 of beneficial interest issued and outstanding;
 unlimited shares authorized                             $1,458,783
                                                         =========

Statement of Operations
for the year ended August 31, 1998            (dollars inthousands)
                                              ----------------------
Investment Income:
Income:
 Interest                                                 $ 93,277

Expenses:
 Management services fee                         $ 5,328
 Distribution expenses                             4,067
 Transfer agent fee                                  899
 Reports to shareholders                             101
 Registration statement and prospectus               104
 Postage, stationery and supplies                    188
 Trustees' fees                                       24
 Auditing and legal fees                              43
 Custodian fee                                         6
 Taxes other than federal income tax                  20
                                              ------------
  Total expenses before reimbursement             10,780
 Reimbursement of expenses                           471    10,309
 Net investment income                        ----------------------
                                                            82,968
Realized Gain and Unrealized                             -----------
 Appreciation on Investments:
Net realized gain                                            2,961
Net unrealized appreciation on investments:
 Beginning of year                                 6,084
 End of year                                      20,879
                                              ------------
  Net unrealized appreciation on investments                14,795
                                                         -----------
 Net realized gain and unrealized appreciation
  on investments                                            17,756
                                                         -----------
Net Increase in Net Assets Resulting
 from Operations                                          $100,724
                                                         ===========

Statement of Changes in Net Assets            (dollars inthousands)
----------------------------------------      ----------------------
                                              Year ended August 31
                                              August 31,
                                                    1998      1997
Operations:                                   ---------------------
Net investment income                         $   82,968 $   88,644
Net realized gain (loss) on investments            2,961    (9,914)
Net unrealized appreciation on investments        14,795    25,828
                                              ----------------------
 Net increase in net assets
  resulting from operations                      100,724   104,558
                                              ----------------------


 Dividends Paid From Net Investment Income       (86,313)  (87,766)
                                              ----------------------
Capital Share Transactions:
Proceeds from shares sold:
 49,876,745 and 45,770,888 shares, respectivel   672,768   612,621
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 4,954,203 and 4,954,744 shares,
 respectively                                     66,762    66,280
Cost of shares repurchased: 46,961,620 and
 58,792,101 shares, respectively                (633,193) (786,616)
                                              ----------------------
 Net increase (decrease) in net assets resulting
  from capital share transactions                106,337  (107,715)
                                              ----------------------
Total Increase (Decrease) in Net Assets          120,748   (90,923)

Net Assets:
Beginning of year                              1,338,035 1,428,958
                                              ----------------------
End of year (including undistributed
 net investment income of $527 and
 $4,237, respectively)                        $1,458,783 $1,338,035
                                              ====================


See Notes to Financial Statements

1. Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:
Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of August 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $20,879,000, of which $25,531,000 related to appreciated securities and $4,652,000 related to depreciated securities. During the year ended August 31, 1998, the fund realized, on a tax basis, a net capital loss of $3,836,000 on security transactions. The fund had available at August 31, 1998, a net capital loss carryforward of $89,401,000 which may be used to offset capital gains realized during subsequent years through 2005 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of the portfolio securities for book and federal income tax purposes was $1,423,830,000 at August 31, 1998.
3. The fee of $5,328,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333. During the year, CRMC reduced the management fees by $471,000 to reimburse the fund for certain distribution expenses.

Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1998, distribution expenses under the Plan were limited to $4,067,000. Had no limitation been in effect, the fund would have paid $4,681,000 in distribution expenses under the Plan. As of August 31, 1998, accrued and unpaid distribution expenses were $731,000.

American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $899,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,328,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $51,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated net realized loss on investments was $89,401,000 and paid-in capital was $1,526,778,000. The fund reclassified $365,000 from undistributed net investment income to undistributed net realized gains for the year ended August 31, 1998.

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,270,954,000 and $1,170,477,000, respectively, during the year ended August 31, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $6,000 was paid by these credits rather than in cash.

PER-SHARE DATA AND RATIOS
---------------------------------------   --------------------------------------------
                                               Year     ended  August      31
                                          --------------------------------------------
                                               1998      1997     1996    1995   1994
                                          --------------------------------------------
Net Asset Value, Beginning
 of Year                                     $13.42    $13.26  $13.52  $13.38 $14.64
                                          --------------------------------------------

Income from Investment
 Operations:
  Net investment income                         .83       .86     .88     .93    .95
  Net realized and unrealized
   gain (loss) on investments                   .17       .15    (.27)    .13  (1.20)
   Total from investment                  --------------------------------------------
    operations                                 1.00      1.01    0.61    1.06  (0.25)
                                          --------------------------------------------
Less Distributions:
 Dividends from net investment
  income                                       (.86)     (.85)   (.87)   (.92)  (.94)
 Distributions from net realized
  gains                                                                         (.07)
                                          --------------------------------------------
   Total distributions                         (.86)     (.85)   (.87)   (.92) (1.01)
                                          --------------------------------------------
Net Asset Value, End of Year                 $13.56    $13.42  $13.26  $13.52 $13.38
                                          ============================================
Total Return (1)                               7.68%    7.83%    4.63%   8.33%(1.80%)

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                  $1,459    $1,338  $1,429  $1,501 $1,626
 Ratio of expenses to average
  net assets                                .76% (2)      .82%    .80%    .78%   .83%
 Ratio of net income to
  average net assets                          6.12%     6.40%    6.53%   6.96%  6.79%
 Portfolio turnover rate                      79.19%   41.55%  48.25 % 71.91 %52.94 %





(1)Excludes maximum sales charge of 4.75%.
(2)Had CRMC not waived management services fees, the fund's expense ratio would have been 0.79%
for the fiscal year ended August 31, 1998.


Independent Auditors' Report
To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

     We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "fund"), including investment portfolio, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Los Angeles, California
September xx, 1998

Tax Information (Unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 21% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

Since the amounts above are reported for the FISCAL YEAR and not a CALENDAR YEAR, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 1999 to determine the CALENDAR YEAR amounts to be included on their respective 1998 tax returns. Shareholders should consult their tax advisers.